UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2009

Action Products International, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-13118	59-2095427
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1101 N. Keller Road, Suite E
Orlando, Florida 32810
(Address of principal executive office, including zip code)

(407) 481-8007
(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(b)           On March 12, 2009, the registrant’s board of directors received, and accepted, the resignations from Mr. Ronald Kaplan as President and Chief Operating Officer and a Director, and from Mr. Robert Burrows, the registrant’s Chief Financial Officer.  Also, on March 12, 2009, Mr. Neil Swartz, in conjunction with appointments of Warren Kaplan and Neil Swartz as described below, resigned as the registrant’s Chief Executive Officer.

(c)           On March 12, 2009, the registrant’s board of directors unanimously appointed Warren Kaplan to fill the vacancy on the board of directors and appointed Mr. Kaplan as the Chairperson.  Also, on March 12, 2009, the registrant’s board of directors unanimously appointed Warren Kaplan as the registrant’s Chief Executive Officer and Neil Swartz as the registrant’s President and interim Chief Financial Officer.  The appointments are effective as of March 12, 2009.

Warren Kaplan, Chairperson of the Board Chairperson, Chief Executive Officer.  Warren Kaplan, served as Chairperson of the registrant’s board of directors from 2002 through November 2005.  Mr. Kaplan served as the registrant’s president for many years prior to 1996 before becoming a Managing Partner of Kaplan Asset Management.  Mr. Kaplan has over 40 years experience in investment banking, asset management and business operations.  He holds a BBA from CUNY.  Mr. Kaplan is the father of the Ronald Kaplan, the former President and significant shareholder, and the husband of Judith Kaplan, the registrant’s founder and significant shareholder.

Neil Swartz, President, Chief Financial Officer, Director.  Neil Swartz has served as the registrant’s Board’s Chairperson and the registrant’s Chief Executive Officer since September 2008.  From 2002 to August 2005, Mr. Swartz served on the registrant’s Board of Directors.  During his tenure on the registrant’s Board, Mr. Swartz served as a member of the Board’s Nominating and Audit Committees.  Mr. Swartz combines extensive entrepreneurial and capital recruitment experience with a firsthand knowledge of a variety of established and growth business sectors.  Mr. Swartz is a CPA and earned a BS degree from Northeastern University in accounting.  He started his career as a Certified Public Accountant for a prestigious top four accounting firm and was a member of the American Institute of Certified Public Accountants and the Pennsylvania Institute of Certified Public Accountants.  Mr. Swartz’ additional business experience includes terms as Managing Director of a mergers and acquisition firm.  Prior to that he ran an investment-banking company that worked with high growth companies preparing to go public, as well as initially providing them capital.  From 1989 to 1998, he was Chief Executive Officer and was also Chairperson from 1994 to 1998 of Microleague Multimedia, Inc. a Nasdaq-listed software company.  As previously reported on the registrant’s Form 8-K filed on August 29, 2008, as amended on the registrant’s Form 8-K filed on September 25, 2008, the registrant acquired B.E. Overseas Investment Group, LLC, owned 50% by Mr. Swartz, and, simultaneous with the acquisition of B.E. Overseas Investment Group, LLC, the registrant and Mr. Swartz entered into an employment agreement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits: None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ACTION PRODUCTS INTERNATIONAL, INC.

By:	/s/ WARREN KAPLAN
Warren Kaplan
Chief Executive Officer
Date: March 18, 2009